SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
December 21, 2005
ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-15749 (Commission File Number)	31-1429215 (IRS Employer Identification No.)
17655 WATERVIEW PARKWAY
DALLAS, TEXAS 75252
(Address and Zip Code of Principal Executive Offices)
(972) 348-5100
(Registrant’s Telephone Number, including Area Code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01. Entry into a Material Definitive Agreement
     On December 21, 2005, Alliance Data Systems Corporation and certain of its subsidiaries (collectively, the “Company”) entered into amendments to the Company’s three credit facilities. Each amendment amended the definition of Senior Leverage Ratio under the applicable credit facility, amended the maximum Senior Leverage Ratio for the applicable credit facility, amended the maximum Total Capitalization Ratio for the applicable credit facility, and revised the pricing grid set forth on the appendix to the applicable credit facility in connection with the foregoing. In addition, each amendment amended the applicable credit facility to permit the Company to incur certain indebtedness that is pari passu to or junior to the indebtedness incurred by the Company under such credit facility. Except as set forth above, the remaining terms of each credit facility remain unchanged.
Item 2.03. Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant
     See discussion in Item 1.01, which is incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits
(c) Exhibits

EXHIBIT
NUMBER	DESCRIPTION
99.1	FOURTH AMENDMENT TO CREDIT AGREEMENT (3-YEAR) dated as of December 21, 2005 by and among Alliance Data Systems Corporation, the guarantor party thereto, the banks party thereto, and Harris N.A., as administrative agent and letter of credit issuer.

99.2	FIFTH AMENDMENT TO CREDIT AGREEMENT (364-DAY) dated as of December 21, 2005 by and among Alliance Data Systems Corporation, the guarantor party thereto, the banks party thereto, and Harris N.A., as administrative agent and letter of credit issuer.

99.3	FOURTH AMENDMENT TO CREDIT AGREEMENT (CANADIAN) dated as of December 21, 2005 by and among Loyalty Management Group Canada Inc., the guarantors party thereto, the banks party thereto, Bank of Montreal, as letter of credit issuer, and Harris N.A., as administrative agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation
Date: December 27, 2005	By:	/s/ Edward J. Heffernan
Edward J. Heffernan
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1	FOURTH AMENDMENT TO CREDIT AGREEMENT (3-YEAR) dated as of December 21, 2005 by and among Alliance Data Systems Corporation, the guarantor party thereto, the banks party thereto, and Harris N.A., as administrative agent and letter of credit issuer.

99.2	FIFTH AMENDMENT TO CREDIT AGREEMENT (364-DAY) dated as of December 21, 2005 by and among Alliance Data Systems Corporation, the guarantor party thereto, the banks party thereto, and Harris N.A., as administrative agent and letter of credit issuer.

99.3	FOURTH AMENDMENT TO CREDIT AGREEMENT (CANADIAN) dated as of December 21, 2005 by and among Loyalty Management Group Canada Inc., the guarantors party thereto, the banks party thereto, Bank of Montreal, as letter of credit issuer, and Harris N.A., as administrative agent.

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